Exhibit 23.1






                         CONSENT OF INDEPENDENT AUDITORS



                  We consent to the inclusion of our report dated August 4, 2000 of our audit of the financial statements of Swissray International, Inc. for the years ended June 30, 2000, 1999 and 1998, in Swissray International, Inc.'s Form S-1.


                                                 /s/Feldman Sherb & Co., P.C.
                                                    Feldman Sherb & Co., P.C.
                                                    Certified Public Accountants

New York, New York
February , 2000